          As filed with the Securities and Exchange Commission on March 4, 1999.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                       March 4, 1999 (February 17, 1999)



                          IRWIN NATURALS/4HEALTH, INC.
             (Exact name of registrant as specified in its charter)


           Utah                    0-18160            87-046822
(State of other jurisdiction    (Commission        (IRS Employer
  of incorporation)              File Number) Identification No.)


                          10549 West Jefferson Blvd.,
                             Culver City, CA 90232
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 253-5305


                                      N/A
         (Former name and former address, if changed since last report)

                          IRWIN NATURALS/4HEALTH, INC.
                          ----------------------------

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


                                                                Page No.
                                                              -----------

Item 2.      Acquisition or Disposition of Assets.................. 3

Item 7.      Financial Statements and Exhibits..................... 4

Signature.......................................................... 5

          Item 2. Acquisition or Disposition of Assets

          On February 15, 1999, Irwin Naturals/4Health, Inc., a Utah corporation, ("IN"), Health & Vitamin Express, Inc., a California corporation ("HVE"), and Messrs. David Mandel, Jeffrey Segal and Gordon Barker, the shareholders of HVE (the "Selling Shareholders"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger (the "Merger") of HVE with and into HealthZone.com, a California corporation and newly formed wholly-owned subsidiary of IN ("HZ"). On February 17, 1999, pursuant to the terms of the Merger Agreement, HVE was merged with and into HZ, and, in connection therewith, the shares of common stock, no par value, of HVE (the "HVE Common Stock"), issued and outstanding immediately prior to the Merger were converted into (i) the immediate right to receive an initial tranche of 363,636 shares (the "Initial Shares") of the common stock, par value $0.01 per share, of IN ("IN Common Stock"), and (ii) contingent rights to receive up to an additional 363,636 shares of IN Common Stock (the "Earn-Out Shares" and together with the Initial Shares, the "Shares"), issuable if HZ achieves certain net revenues and pre-tax profits targets.

          Under the terms of the Merger Agreement, IN has the right to repurchase up to 65% of the Shares at a price, depending on the circumstances, of either $9.63 per Share or $13.75 per Share. This repurchase right terminates as early as February 13, 2000 with respect to certain Shares and may extend as late as February 13, 2007 with respect to other Shares.

          The Selling Shareholders will receive the Earn-Out Shares automatically, whether or not the HZ net revenues or pre-tax profits targets are reached, (i) if IN does not invest at least $4 million in HZ by August 13, 2000 and a further $6 million in HZ by February 13, 2002 or (ii) upon a change in control of IN.

          A complete description of all of the terms and conditions of the Merger, including the Share issuances and the related repurchase rights is set forth in the Merger Agreement attached as Exhibit 10.1 hereto.

          HVE was organized in September 1992. Since its formation, HVE has been engaged in the online sale of vitamins and other health-related products. IN expects that the principal employees of HVE will continue as employees of HZ.

          HZ was organized in February 1999 for the purpose of acquiring the business of HVE. HZ has no material assets or operations other than the business of HVE.

          Item 7. Financial Statements and Exhibits.


          (a) Financial Statements of Businesses Acquired. The financial statements required pursuant to subsection (a) of Item 7 are not included in this initial report on Form 8-K and will be filed on or before May 3, 1999 by way of amendment to this Form 8-K.

          (b) Pro Forma Financial Information. The pro forma financial information required pursuant to subsection (b) of Item 7 is not included in this initial report on Form 8-K and will be filed on or before May 3, 1999 by way of amendment to this Form 8-K.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                        Description of Exhibit
-------                       ----------------------

10.1 Agreement and Plan of Merger dated February 15, 1999 among Irwin Naturals/4Health, inc., Health & Vitamin Express, Inc., David Mandel, Jeffrey Segal and Gordon Barker.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IRWIN NATURALS/4HEALTH, INC.


Date: March 4, 1999                 By:/s/Klee Irwin
                                       ---------------------------------------
                                         Klee Irwin
                                         President

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                                     Page
Number                              Description                            Number
---------  --------------------------------------------------------------  ------
10.1       Agreement and Plan of Merger dated February 15, 1999 among
           Irwin Naturals/4Health, inc., Health & Vitamin Express, Inc.,
           David Mandel, Jeffrey Segal and Gordon Barker.
